UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_______________________________________
FORM 8-K
_______________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):		June 27, 2023
_______________________________________
Mastercard Incorporated
(Exact name of registrant as specified in its charter)
_______________________________________
Delaware	001-32877	13-4172551
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
2000 Purchase Street		10577
Purchase,	NY
(Address of principal executive offices)		(Zip Code)
(914)	249-2000
(Registrant's telephone number, including area code)
NOT APPLICABLE
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange of which registered
Class A common stock	MA	New York Stock Exchange
2.1% Notes due 2027	MA27	New York Stock Exchange
1.0% Notes due 2029	MA29A	New York Stock Exchange
2.5% Notes due 2030	MA30	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

Holders of Class A common stock at the close of business on April 28, 2023 (the “Record Date”) were entitled to vote at the Annual Meeting of Stockholders held June 27, 2023 (the "Annual Meeting"). A total of 842,540,126 shares of Class A common stock, constituting a quorum, were present or represented by proxy at the Annual Meeting. The votes cast with respect to the matters voted upon at the Annual Meeting are set forth below:

1. The holders of Class A common stock elected the following individuals to serve on the Board as directors for a one-year term expiring on the date of Mastercard’s 2024 annual meeting of stockholders:

Director	For	Against	Abstain	Broker Non-Votes
Merit E. Janow	782,920,309	15,005,492	613,383	44,000,942
Candido Bracher	794,086,889	3,828,481	623,814	44,000,942
Richard K. Davis	785,081,900	12,842,696	614,588	44,000,942
Julius Genachowski	768,880,658	29,017,526	641,000	44,000,942
Choon Phong Goh	753,957,632	43,946,087	635,465	44,000,942
Oki Matsumoto	787,137,689	10,771,696	629,799	44,000,942
Michael Miebach	796,659,328	1,262,781	617,075	44,000,942
Youngme Moon	788,131,534	9,778,318	629,332	44,000,942
Rima Qureshi	783,802,693	14,116,976	619,515	44,000,942
Gabrielle Sulzberger	782,164,000	15,744,503	630,681	44,000,942
Harit Talwar	792,976,792	4,914,687	647,705	44,000,942
Lance Uggla	789,606,834	8,293,703	638,647	44,000,942
2. The holders of Class A common stock approved Mastercard's executive compensation on an advisory basis:

For	Against	Abstain	Broker Non-Votes
761,556,886	35,068,514	1,913,784	44,000,942

3. The holders of Class A common stock approved "1 year" as the frequency of future advisory votes on executive compensation:

1 year	2 years	3 years	Abstain	Broker Non-Votes
774,766,931	432,446	22,722,908	616,899	44,000,942
After considering the voting results for Proposal 3, Mastercard’s Board of Directors determined to continue to hold an annual say-on-pay vote until Mastercard is next required, or the Board deems it appropriate, to submit to the stockholders a proposal to select, by advisory vote, the frequency of the say-on-pay vote.
4. The holders of Class A common stock approved the Mastercard Incorporated Employee Stock Purchase Plan:

For	Against	Abstain	Broker Non-Votes
795,605,209	2,361,206	572,769	44,000,942

5. The holders of Class A common stock ratified the appointment of PricewaterhouseCoopers LLP as Mastercard’s independent registered public accounting firm for 2023:

For	Against	Abstain
801,525,359	40,173,901	840,866
6. The holders of Class A common stock did not approve the stockholder proposal requesting a report on ensuring respect for civil liberties:

For	Against	Abstain	Broker Non-Votes
4,843,206	787,014,458	6,681,520	44,000,942
7. The holders of Class A common stock did not approve the stockholder proposal requesting a report on Mastercard's stance on new Merchant Category Code:

For	Against	Abstain	Broker Non-Votes
75,229,406	715,686,861	7,622,917	44,000,942
8. The holders of Class A common stock did not approve the stockholder proposal requesting lobbying disclosure:

For	Against	Abstain	Broker Non-Votes
222,400,657	563,570,703	12,567,824	44,000,942

9. The holders of Class A common stock did not approve the stockholder proposal requesting stockholders approve advance notice bylaw amendments:

For	Against	Abstain	Broker Non-Votes
106,969,986	688,351,218	3,217,980	44,000,942

10. The holders of Class A common stock did not approve the stockholder proposal requesting a report on the cost-benefit analysis of diversity and inclusion efforts:

For	Against	Abstain	Broker Non-Votes
3,976,370	788,341,249	6,221,565	44,000,942

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Exhibit Description
104	Cover Page Interactive Data File - the cover page interactive data file does not appear in the Interactive Data File because its XBRL tags are embedded within the Inline XBRL document.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MASTERCARD INCORPORATED

Date:	June 29, 2023	By:	/s/ Adam Zitter
Adam Zitter
Corporate Secretary

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